UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): April 2, 2008

EPOCH HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9728	20-1938886
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY	10019
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code: 212-303-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On April 2, 2008, the Board of Directors (the “Board”) of Epoch Holding Corporation (the “Company”) approved an amendment and restatement of the Company's By-Laws (the “By-Laws” and, as so amended and restated, the “Amended By-Laws”), effective immediately. The By-Laws were amended and restated to implement the following:

Section 3.2 of the Amended By-Laws specifies, among other things, the timing requirements and method for transmitting notice, each with respect to the timely submission of stockholder proposals in connection with annual meetings. More specifically, a Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the scheduled date of the annual meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to Stockholders, notice by the Stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which such public disclosure was made.

Section 4.2 of the Amended By-Laws specifies that the Company’s Board shall consist of no less than six nor more than eleven directors, subject to certain limitations set forth in that certain Stockholders Agreement dated June 2, 2004 as previously disclosed.

Article 14 was added in order to provide procedures to be used in the event of an emergency (as defined in Delaware law) to call, provide adequate notice of, and establish a quorum at a meeting of the Company’s Board or any Committee of the Company’s Board.

In addition, non-substantive language and conforming changes and other technical edits and updates were made throughout the By-Laws.

The descriptions of the changes of the Amended By-Laws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the prior By-Laws, a copy of which was previously filed with the Securities and Exchange Commission on December 7, 2004 as Exhibit 3.2 to the Company’s Current Report on Form 8-K and is incorporated herein by reference, and the Amended By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Epoch Holding Corporation (as adopted April 2, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH HOLDING CORPORATION

By:	/s/ Adam Borak
Name: Adam Borak
Title: Chief Financial Officer

Date: April 2, 2008